UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2013
Date of Report (Date of earliest event reported)

Rango Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53253 (Commission File Number)	20-8387017| (IRS Employer Identification No.)

4651 Shell Road, Suite 140 Richmond, BC, Canada (Address of principal executive offices)	V6X 3M3 (Zip Code)

(888) 224-6039
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01     Other Events

On May 29 2013, Rango Energy Inc. (the "Company") issued a news release announcing that as of 2pm Pacific Time, May 28th 2013, drilling has been initiated on its first well at the 11,000 acre Kettleman Middle Dome project. The project is located within a producing oil field in the San Joaquin Basin, where companies such as Chevron, Occidental Petroleum and others are active. The project area is located within both Kings and Kern Counties, in South Central California, near the prolific Lost Hills oilfields. .

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated May 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RANGO ENERGY INC.
DATE: May 29, 2013	/s/ Herminder Rai Herminder Rai CFO and a director

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